SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2002

                                      CBSS

                                  (Depositor)

  (Issuer in respect of C-Bass Mortgage Loan Asset-Backed Certificates, Series

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CBSS
                 C-Bass Mortgage Loan Asset-Backed Certificates
                                Series 1999-CB5

On January 25, 2002, The Bank of New York, as Trustee for CBSS, C-Bass Mortgage Loan Asset-Backed Certificates Series 1999-CB5, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1999, among CBSS as Depositor, C-BASS, LLC, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CBSS, C-Bass Mortgage Loan Asset-Backed Certificates Series 1999-CB5 relating to the distribution date of January 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2002


                                      CBSS


                          By: /s/ Glenn Mitchell
                              ------------------------------
                          Name:   Glenn Mitchell
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2002


                             Payment Date: 01/25/02


          ------------------------------------------------------------
                                  C-BASS, LLC
        C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB5
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         65,705,542.23    7.470000%     1,847,345.64    409,017.00    2,256,362.64       0.00       0.00
                        A2         26,875,554.04    2.380000%     1,163,223.45     53,303.18    1,216,526.63       0.00       0.00
                        X                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                R                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             BB         12,974,881.99    8.000000%        40,066.41     86,499.21      126,565.62       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        105,555,978.26     -            3,050,635.50    548,819.39    3,599,454.89     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         63,858,196.59              0.00
                                A2         25,712,330.59              0.00
                                X                   0.00              0.00
Residual                        R                   0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     BB         12,934,815.58              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        102,505,342.76     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/02


          ------------------------------------------------------------
                                  C-BASS, LLC
        C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB5
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     65,705,542.23     7.470000% 124860CP0    15.325709      3.393234    529.772079
                           A2     26,875,554.04     2.380000% 124860CQ8    19.857007      0.909921    438.926777
                           X               0.00     0.000000% NA            0.000000      0.000000      0.000000
Residual                   R               0.00     0.000000% NA            0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                BB     12,974,881.99     8.000000% NA            2.519900      5.440202    813.510414
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     105,555,978.26       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                                  C-BASS, LLC
        C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB5
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance        70,873,668.12    30,496,271.00   101,369,939.12
Loan count                    989              196             1185
Avg loan rate           9.443473%        9.485800%             9.46
Prepay amount        1,532,121.79     1,050,382.92     2,582,504.71

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        40,836.23        14,122.74        54,958.97
Sub servicer fees            0.00             0.00             0.00
Trustee fees               757.51           329.69         1,087.20


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses         85,915.91        42,656.82       128,572.73
Cumulative losses    1,400,422.88       923,694.06     2,324,116.94

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                1,275,540.28       633,634.49     1,909,174.77
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           87.741360%           100.000000%             92,581,096.27
   -----------------------------------------------------------------------------
   Junior           12.258640%             0.000000%             12,934,815.58
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                         108                 7,909,694.16
60 to 89 days                          36                 2,912,224.28
90 or more                             81                 5,201,687.52
Foreclosure                            25                 2,258,899.20

Totals:                               250                18,282,505.16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                              2,278,440.67
Current Total Outstanding Number of Loans:                                33

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,599,454.89          3,599,454.89
Principal remittance amount            3,050,635.50          3,050,635.50
Interest remittance amount               548,819.39            548,819.39